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                                                                      Exhibit 99

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - -
                                                     Chapter 11
                                                     Case No.:  02 B 02474
                                                     Hon. Susan Pierson Sonderby
In re
Kmart Corporation, et al.
Debtors.
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                        MONTHLY OPERATING REPORT FOR THE
                  PERIOD JANUARY 22, 2002 TO FEBRUARY 27, 2002
                  --------------------------------------------

DEBTORS' ADDRESS:          Kmart Corporation, et al.
                           3100 West Big Beaver Road
                           Troy, MI  48084


DEBTORS' ATTORNEYS:        John Wm. Butler, Jr.
                           J. Eric Ivester
                           SKADDEN, ARPS, SLATE,
                           MEAGHER & FLOM (ILLINOIS)
                           333 West Wacker Drive
                           Chicago, Illinois 60606-1285


REPORT PREPARER:           Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.

Date: March 29, 2002

                                            KMART CORPORATION, ET AL.


                                            /s/ A.A. Koch
                                            -----------------------------------
                                            A. A. Koch, Chief Financial Officer

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Kmart Corporation, et al.
U.S. TRUSTEE MONTHLY OPERATING REPORT
January 22, 2002 to February 27, 2002

I.   Kmart Corporation Unaudited Consolidated Financial Statements
     A. Consolidated Statements of Operations for the nine-day day period ended January 30, 2002 and for the four-week period ended February 27, 2002
     B.   Cash Receipts and Disbursements for the nine-day period ended
          January 30, 2002
     C. Consolidated Statement of Cash Flows for the four-week period ended February 27, 2002
     D.   Notes to Unaudited Consolidated Financial Statements

II.  Tax Questionnaire

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Kmart Corporation
Consolidated Statements of Operations
(Unaudited)
--------------------------------------------------------------------------------
($ millions)

                                                      Nine-day        Four-week
                                                    period ended    period ended
                                                     January 30,    February 27,
                                                        2002            2002
                                                    ------------    ------------

Sales                                                    $   631        $ 2,200

Cost of sales, buying & occupancy                            525          1,814
                                                    ------------    ------------

Gross margin                                                 106            386

Selling, general and administrative expenses                 178            533
                                                    ------------    ------------

Loss before interest, income taxes,
   reorganization, restructuring, impairment
   and other charges                                         (72)          (147)

Chapter 11 reorganization (income)/expense                  (311)            16
Restructuring, impairment, and other charges                   -              2
                                                    ------------    ------------

Income (Loss) before interest and income taxes               239           (165)

Net interest expense                                           3              9
Income taxes                                                 815              -
                                                    ------------    ------------

Net loss                                                 $  (579)       $  (174)
                                                    ============    ============

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Kmart Corporation
Cash Receipts and Disbursements
Nine-day period ended January 30, 2002
(Unaudited)
--------------------------------------------------------------------------------
($ millions)


      Cash Receipts:
            Store                                                       $ 751
            Other                                                          59
                                                                        -----

            Operating Cash Inflows                                        810
                                                                        -----

      Cash Disbursements:
            Taxes                                                         194
            Accounts Payable                                              158
            Payroll and Benefits                                          126
            Lease Departments                                              73
            Restructuring Expenses                                         46
                                                                        -----

            Operating Cash Outflows                                       597
                                                                        -----

                  Total Operating Cash Flows                              213
                                                                        -----

      DIP Loan borrowings                                                 330
                                                                        -----

                        Net Cash Inflows                                $ 543
                                                                        -----

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Kmart Corporation
Consolidated Statement of Cash Flows
(Unaudited)
--------------------------------------------------------------------------------
($ millions)

                                                                      Four-Week Period Ended
                                                                        February 27, 2002
                                                                        -----------------
Cash Flows from Operating Activities
Net loss                                                                     $  (174)

Adjustments to reconcile net loss to net cash provided by operating activities:
Restructuring, impairments and other charges                                       2
Reorganization items                                                              16
Depreciation and amortization                                                     60
Income in unconsolidated subsidiaries                                             (1)
Increase in inventory                                                            (61)
Increase in accounts payable                                                     879
Changes in other assets                                                          104
Changes in other liabilities                                                     (27)
Cash used for store closings and other charges                                    (2)
                                                                             -------
Net cash provided by operating activities                                        796
                                                                             -------

Cash Flows from Investing Activities
Capital expenditures                                                             (26)
                                                                             -------
Net cash used for investing activities                                           (26)
                                                                             -------

Cash Flows from Financing Activities
Payments of debt                                                                (330)
                                                                             -------
Net cash used for financing activities                                          (330)
                                                                             -------

Net change in cash and cash equivalents                                          440
Cash and cash equivalents, beginning of period                                 1,245
                                                                             -------
Cash and cash equivalents, end of period                                     $ 1,685
                                                                             =======

Kmart Corporation
Notes to Unaudited Consolidated Financial Statements
--------------------------------------------------------------------------------



1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474". Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company".

2. As the Company has not yet finalized its financial statements for the 2001 fiscal year ended January 30, 2002, nor has the audit of such financial statements been completed, the accompanying monthly operating report excludes a balance sheet. The Company currently plans to file an amended report with the court to include the balance sheets omitted from this filing subsequent to its filing of Form 10-K with the Securities and Exchange Commission.

3. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston. On the Petition Date, the Court gave interim approval authorizing borrowings up to $1.15 billion of the DIP Credit Facility for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. As of February 27, 2002 the Company had utilized $110 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. On March 6, 2002, the Court approved the full amount of the $2 billion DIP Credit Facility, at which time the Company had utilized $137 million for letters of credit.

4.   Statement of Operations for the Nine-day Period Ended January 30, 2002:

     a) Sales represent actual sales as reported in daily sales records. Comparable store sales for the four-weeks ended January 30, 2002 were (0.1)%, and for the four-weeks ended February 27, 2002 were (10.8)%. Comparable store sales were not calculated for the nine-day period ended January 30, 2002.

     b) Cost of sales, buying and occupancy and selling, general and administrative expenses were estimated based on a pro rata portion of actual expenses incurred during the month.

     c) Interest expense was calculated based on the pro rata portion of actual expenses incurred during the month on post-petition debt. In accordance with accounting rules for reporting under bankruptcy, the Company discontinued its accrual of interest on all non-secured pre-petition debt.

     d) Reorganization items include a $138 million reversal of previously established reserves for lease obligations associated with stores the Company had closed prior to filing for bankruptcy, and a $173 million reduction in the Company's estimated obligation for general liability claims.

     e) Income taxes reflect a non-cash charge of $815 million to provide a valuation allowance on net deferred tax assets in accordance with SFAS No. 109. Based on the Company's bankruptcy filing, realization of such assets in future years is uncertain. Accordingly, all tax benefits previously recorded through the bankruptcy date were written off. At January 30, 2002, the Company has unused net operating loss carryforwards of approximately $1.1 billion.

5. Cash Receipts and Disbursements for the Nine-day Period ended January 30, 2002 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

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                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474
                       -------------------------           ----------

                       FOR MONTH ENDING February 27, 2002



                                TAX QUESTIONNAIRE
                                -----------------

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.       Federal Income Taxes               Yes (x)           No (  )

         2.       FICA withholdings                  Yes (x)           No (  )

         3.       Employee's withholdings            Yes (x)           No (  )

         4.       Employer's FICA                    Yes (x)           No (  )

         5.       Federal Unemployment Taxes         Yes (x)           No (  )

         6.       State Income Tax                   Yes (x)           No (  )

         7.       State Employee withholdings        Yes (x)           No (  )

         8.       All other state taxes              Yes (x)           No (  )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.